Financial Instruments	12 Months Ended
Dec. 31, 2023
Financial instruments [Abstract]
Financial Instruments
10. FINANCIAL INSTRUMENTS

a)Financial assets and liabilities by categories:

December 31, 2023	Amortized cost	FVTPL	FVTOCI	Total
Financial Assets:
Cash and cash equivalents	$399.6	$—	$—	$399.6
Trade receivables from provisional concentrates sales (1)	—	17.5	—	17.5
Receivable not arising from sale of metal concentrates (1)	110.1	—	—	110.1
Investments	—	38.1	3.2	41.3
Derivative assets (2)	—	6.9	—	6.9
	$509.7	$62.5	$3.2	$575.4
Financial Liabilities:
Derivative liabilities (2)	$—	$0.1	$—	$0.1
Debt	$703.7	$—	$—	$703.7
(1)Included in Trade and other receivables.
(2)Included in Other assets and Other liabilities.

December 31, 2022	Amortized cost	FVTPL	FVTOCI	Total
Financial Assets:
Cash and cash equivalents	$107.0	$—	$—	$107.0
Trade receivables from provisional concentrates sales (1)	—	28.7	—	28.7
Receivable not arising from sale of metal concentrates (1)	99.0	—	—	99.0
Investments	—	35.3	—	35.3
Long-term investment (Note 16)	—	—	121.2	121.2
Derivative assets (2)	—	2.9	—	2.9
	$206.0	$66.9	$121.2	$394.1
Financial Liabilities:
Derivative liabilities (2)	$—	$1.8	$—	$1.8
Debt	$193.7	$—	$—	$193.7
(1)Included in Trade and other receivables.
(2)Included in Other assets and Other liabilities.
b)Investments recorded at FVTPL
A portion of the Company’s investments are recorded at FVTPL. The losses from investments recorded at FVTPL for the year ended December 31, 2023 and 2022 were as follows:

	2023	2022
Unrealized losses on investments	$(6.5)	$(16.6)
Realized gains on investments	1.0	0.4
	$(5.5)	$(16.2)
c)Investments recorded at FVTOCI
A portion of the Company's investments (sold in January 2023 - Note 16), are designated and recorded at FVVTOCI. The losses from the Company's investments recorded at FVTOCI for the year ended December 31, 2023 and 2022 were as follows:

	2023	2022
Unrealized losses on investments	$(5.4)	$(3.5)
Realized losses on investments (1)	(18.8)	—
	$(24.2)	$(3.5)
(1)Excludes income tax expense of $0.5 million, recorded through OCI, related to investments for the year ended December 31, 2023, with no amounts recorded in the comparative period.
d)Derivative instruments
The Company's derivatives are comprised of foreign currency and commodity contracts. The gains on derivatives for the year ended December 31, 2023 and 2022 were comprised of the following:

	2023	2022
Realized gains on derivatives	$13.8	$9.9
Unrealized losses on derivatives	(5.5)	(2.6)
	$8.3	$7.3
e)Fair value information
i)Fair Value Measurement
The categories of the fair value hierarchy that reflect the inputs to valuation techniques used to measure fair value are as follows:
Level 1: Quoted prices in active markets for identical assets or liabilities;
Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
Level 3: Inputs for the asset or liability based on unobservable market data
The levels in the fair value hierarchy into which the Company’s financial assets and liabilities that are measured and recognized on the Consolidated Statements of Financial Position at fair value on a recurring basis were categorized as follows:

	At December 31, 2023		At December 31, 2022
	Level 1	Level 2	Level 1	Level 2
Assets and Liabilities:
Investments (Note 11)	$41.3	$—	$35.3	$—
Long-term investment (Note 16)	—	—	121.2	—
Trade receivables from provisional concentrate sales	—	17.5	—	28.7
Derivative assets (1)	—	6.9	—	2.9
Derivative liabilities (1)	—	(0.1)	—	(1.8)
	$41.3	$24.3	$156.5	$29.8
(1)Included in Other assets and Other liabilities.
The methodology and assessment of inputs for determining the fair value of financial assets and liabilities as well as the levels of hierarchy for the Company’s financial assets and liabilities measured at fair value remains unchanged from that at December 31, 2022.
ii)Valuation Techniques
Investments and long-term investments
The Company’s investments and long-term investments are valued using quoted market prices in active markets and as such are classified within Level 1 of the fair value hierarchy and are primarily equity securities. The fair value of the equity securities is calculated using the quoted market price multiplied by the quantity of shares held by the Company.
Derivative assets and liabilities
The Company’s derivative assets and liabilities were comprised of foreign currency and commodity contracts which are classified within Level 2 of the fair value hierarchy and valued using observable market prices.
Receivables from provisional concentrate sales
A portion of the Company’s trade receivables arose from provisional concentrate sales and are classified within Level 2 of the fair value hierarchy and valued using quoted market prices based on the forward London Metal Exchange for copper, zinc and lead and the London Bullion Market Association P.M. fix for gold and silver.
f)Financial Instruments and related risks
The Company has exposure to risks of varying degrees of significance which could affect its ability to achieve its strategic objectives for growth and shareholder returns. The principle financial risks to which the Company is exposed are:
i)Credit risk
ii)Liquidity risk
iii)Market risk
1. Currency risk
2. Interest rate risk
3. Price risk
The Company’s Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework and reviews the Company’s policies on an ongoing basis.
i)Credit Risk
Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s trade receivables. The carrying value of trade receivables represents the maximum credit exposure.
The Company has concentrate contracts to sell the zinc, lead, copper and silver concentrates produced by the Minera Florida, Huaron, San Vicente and La Colorada mines. Concentrate contracts are a common business practice in the mining industry. The terms of the concentrate contracts may require the Company to deliver concentrate that has a value greater than the payment received at the time of delivery, thereby introducing the Company to credit risk of the buyers of concentrates. Should any of these counterparties not honour purchase arrangements, or should any of them become insolvent, the Company may incur losses for products already shipped and be forced to sell its concentrates on the spot market or it may not have a market for its concentrates and therefore its future operating results may be materially adversely impacted. At December 31, 2023, the Company had receivable balances associated with buyers of its concentrates of $17.5 million (2022 - $28.7 million). The vast majority of the Company’s concentrate is sold to a limited number of concentrate buyers.
Doré production from Jacobina, El Peñon, Minera Florida, Cerro Moro, La Colorada, Dolores, Manantial Espejo, Shahuindo, La Arena, and Timmins is refined under long-term agreements with fixed refining terms at eleven separate refineries worldwide. The Company generally retains the risk and title to the precious metals throughout the process of refining and therefore is exposed to the risk that the refineries will not be able to perform in accordance with the refining contract and that the Company may not be able to fully recover precious metals in such circumstances. At December 31, 2023, the Company had approximately $10.8 million (2022 - $37.0 million) of value contained in precious metal inventory at refineries. The Company maintains insurance coverage against the loss of precious metals at the Company’s mine sites, in-transit to refineries and while at the refineries. Risk is transferred to the refineries at various stages from mine site to refinery.
The Company maintains trading facilities with several banks and bullion dealers for the purposes of transacting the Company’s metal sales. None of these facilities are subject to margin arrangements. The Company’s trading activities can expose the Company to the credit risk of its counterparties to the extent that the trading positions have a positive mark-to-market value.
Refined silver and gold are sold in the spot market to various bullion traders and banks. Credit risk may arise from these activities if the Company is not paid for metal at the time it is delivered, as required by spot sale contracts, which is uncommon as payments are predominantly concurrent with the sale.
Supplier advances for products and services yet to be provided are a common practice in some jurisdictions in which we operate. These advances represent a credit risk to us to the extent that suppliers do not deliver products or perform services as expected. As at December 31, 2023, we had made $10.4 million of supplier advances (2022 - $8.9 million), which are reflected in “Trade and other receivables” on the Consolidated Statements of Financial Position.
Management constantly monitors and assesses the credit risk resulting from its refining arrangements, concentrate sales and commodity contracts with its refiners, supplier advances, trading counterparties and customers. Furthermore, management carefully considers credit risk when allocating prospective sales and refining business to counterparties. In making allocation decisions, management attempts to avoid unacceptable concentration of credit risk to any single counterparty.
Cash and cash equivalents, trade accounts receivable and other receivables that represent the maximum credit risk to the Company consist of the following:

	December 31, 2023	December 31, 2022
Cash and cash equivalents	$399.6	$107.0
Trade accounts receivable (1)	17.5	28.7
Supplier advances (1)	10.4	8.9
Employee loans (1)	—	0.3
(1)Included in Trade and other receivables.
The Company invests its cash and cash equivalents, which also has credit risk, with the objective of maintaining safety of principal and providing adequate liquidity to meet all current payment obligations.
ii)Liquidity Risk
Liquidity risk is the risk that an entity will not be able to meet its financial obligations as they come due. The Company has in place a rigorous planning, budgeting and forecasting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis, its expansionary plans and its dividend distributions. The Company ensures that sufficient committed loan facilities exist to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents.
As at December 31, 2023, after consideration for the financial assets acquired and liabilities assumed in the Acquisition, the Company continues to maintain its ability to meet its financial obligations as they come due.
There was no material change to the Company's exposure to liquidity risk for the year ended December 31, 2023 and 2022.
In the normal course of business, the Company enters into contracts that give rise to commitments for future minimum payments. The following tables summarize the remaining contractual maturities of the Company's financial liabilities and operating and capital commitments on an undiscounted basis:

Payments due by period December 31, 2023
	Within 1 year	2 - 3 years	4- 5 years	After 5 years	Total
Accounts payable and accrued liabilities other than:	$491.0	$—	$—	$—	$491.0
Severance liabilities	2.1	17.2	9.0	32.2	60.5
Payroll liabilities	4.9	—	—	—	4.9
Total accounts payable and accrued liabilities	498.0	17.2	9.0	32.2	556.4
Income tax payables	32.1	—	—	—	32.1
Debt
Repayment of principal	6.7	11.9	275.3	409.8	703.7
Interest and standby fees	29.1	57.6	43.4	34.5	164.6
Provisions (1)(2)	4.0	14.0	1.2	7.7	26.9
Future payroll liabilities	2.5	17.0	—	1.8	21.3
Total contractual obligations (2)	$572.4	$117.7	$328.9	$486.0	$1,505.0
(1)Total litigation provision (Note 19).
(2)Amounts above do not include payments related to closure and decommissioning (current $37.6 million, long-term $409.5 million) discussed in Note 19, and lease obligations discussed in Note 20.

Payments due by period December 31, 2022
	Within 1 year	2 - 3 years	4- 5 years	After 5 years	Total
Accounts payable and accrued liabilities other than:	$291.4	$—	$—	$—	$291.4
Severance liabilities	13.9	1.0	0.6	4.5	20.0
Payroll liabilities	2.8	—	—	—	2.8
Total accounts payable and accrued liabilities	308.1	1.0	0.6	4.5	314.2
Income tax payables	25.8	—	—	—	25.8
Other liabilities	1.8	—	—	—	1.8
Debt
Repayment of principal	13.7	173.4	6.6	—	193.7
Interest and standby fees	11.2	17.7	0.1	—	29.0
Provisions (1)(2)	3.4	2.4	—	1.1	6.9
Future payroll liabilities	2.5	8.7	—	—	11.2
Total contractual obligations (2)	$366.5	$203.2	$7.3	$5.6	$582.6
(1)Total litigation provision (Note 19).
(2)Amounts above do not include payments related to closure and decommissioning (current $14.4 million, long-term $281.8 million) discussed in Note 19, and lease obligations discussed in Note 20.
iii)Market Risk
1.Currency Risk
The Company reports its Financial Statements in USD; however, the Company operates in jurisdictions that utilize other currencies. As a consequence, the financial results of the Company’s operations as reported in USD are subject to changes in the value of the USD relative to local currencies. Since the Company’s sales are denominated in USD and a portion of the Company’s operating costs and capital spending are in local currencies, the Company is negatively impacted by strengthening local currencies relative to the USD and positively impacted by the inverse.
The Company’s net earnings are affected by the revaluation of its monetary assets and monetary liabilities at each Consolidated Statements of Financial Position date. The Company has reviewed its monetary assets and monetary liabilities and is exposed to foreign exchange risk through financial assets and liabilities and deferred tax assets and liabilities denominated in currencies other than USD, as shown in the table below. The Company estimates that a 10% change in the exchange rate of the foreign currencies in which its December 31, 2023 non-USD net monetary liabilities were denominated would result in an income before taxes change of about $69.0 million (2022 - $10.7 million).
The Company is exposed to currency risk through the following financial assets and liabilities, and deferred tax assets and liabilities denominated in foreign currencies:

At December 31, 2023	Cash and investments	Other current and non-current assets	Income taxes receivable (payable), current and non- current	Accounts payable and accrued liabilities and non- current liabilities	Deferred tax assets and liabilities
Canadian dollar	$47.6	$4.6	$8.0	$(56.1)	$12.0
Mexican peso	3.2	14.3	11.4	(54.0)	33.9
Argentine peso	0.4	21.5	—	(79.0)	(12.1)
Bolivian boliviano	9.2	8.0	(7.0)	(7.6)	(3.8)
European euro	0.1	—	(2.2)	(0.1)	—
Peruvian sol	6.1	22.0	5.1	(87.2)	(68.1)
Guatemala quetzal	0.2	0.1	(0.1)	(9.6)	—
Chilean peso	1.2	7.2	18.5	(75.9)	(89.8)
Brazilian real	0.4	5.6	(5.4)	(39.3)	(333.3)
	$68.4	$83.3	$28.3	$(408.8)	$(461.2)

At December 31, 2022	Cash and investments	Other current and non-current assets	Income taxes receivable (payable), current and non- current	Accounts payable and accrued liabilities and non- current liabilities	Deferred tax assets and liabilities
Canadian dollar	$41.0	$2.7	$—	$(42.2)	$24.0
Mexican peso	3.1	32.6	12.7	(43.0)	(16.3)
Argentine peso	9.3	9.3	0.9	(33.5)	—
Bolivian boliviano	4.8	6.6	(5.2)	(8.7)	(4.5)
European euro	—	—	—	—	—
Peruvian sol	3.2	20.2	(0.5)	(28.9)	(87.7)
Guatemala quetzal	0.1	0.1	(0.1)	(7.3)	—
	$61.5	$71.5	$7.8	$(163.6)	$(84.5)
At December 31, 2023, the Company had outstanding positions on its foreign currency exposure of Mexican peso ("MXN"), Peruvian sol ("PEN"), Canadian dollar ("CAD"), Chilean peso ("CLP") and Brazilian real ("BRL") purchases. The Company recorded the following derivative gains and losses on currencies for the year ended December 31, 2023 and 2022:

	2023	2022
Mexican peso gains	$2.5	$1.5
Peruvian sol gains	2.9	3.5
Canadian dollar gains (losses)	4.1	(3.0)
Chilean peso losses	(3.0)	—
Brazilian real gains	1.2	—
	$7.7	$2.0
2.Interest Rate Risk
Interest rate risk is the risk that the fair values and future cash flows of the Company will fluctuate because of changes in market interest rates. The average interest rate earned by the Company during the year ended December 31, 2023 on its cash and investments was 3.2% (2022 - 1.4%). A 10%
increase or decrease in the interest earned from financial institutions on cash and investments would result in a $1.6 million change in the Company’s earnings before income taxes (2022 – $0.3 million).
As at December 31, 2023 the Company has $nil drawn under its $750.0 million Sustainability-Linked Credit Facility (“SL-Credit Facility”), with a maturity date of November 24, 2028 (Note 21). The SL-Credit Facility incurred a weighted average interest rate of 5.7% during the year ended December 31, 2023 and 2022 on amounts drawn.
As part of the Acquisition, the Company acquired two senior notes (see Note 21) : senior notes with a fixed 4.625% coupon and maturing in December 2027; and senior notes with a fixed 2.63% coupon and maturing in August 2031 (collectively "Senior Notes"). As the Senior Notes bear interest at fixed rates, they are not subject to significant interest rate risk.
At December 31, 2023, the Company had $97.9 million in lease obligations (2022 - $33.1 million), that are subject to an annualized interest rate of 8.9% (2022 - 9.7%).
3.Price Risk
Metal price risk is the risk that changes in metal prices will affect the Company’s revenue or the value of its related financial instruments. The Company derives its revenue from the sale of silver, gold, lead, copper, and zinc. The Company’s sales are directly dependent on metal prices that have shown significant volatility and are beyond the Company’s control. Consistent with the Company’s mission to provide equity investors with exposure to changes in precious metal prices, the Company’s policy is to not hedge the price of precious metals.
A 10% increase in all metal prices as at December 31, 2023, would result in an increase of approximately $233.6 million (2022 – $149.9 million) in the Company’s annual revenues. A 10% decrease in all metal prices as at the same period would result in a decrease of approximately $235.7 million (2022 - $151.6 million) in the Company’s annual revenues. The Company also enters into provisional concentrate contracts to sell the zinc, lead and copper concentrates. We have provisionally priced sales for which price finalization, referenced to the relevant zinc, lead, copper and silver index, is outstanding at the Consolidated Statements of Financial Position date. A 10% increase (decrease) in metals prices on open positions of zinc, lead, copper and silver for provisional concentrate contracts for the year ended December 31, 2023 would result in $3.3 million increase (decrease) (2022 - $4.9 million) in the Company’s before tax earnings.
The Company mitigates the price risk associated with its base metal production by committing some of its forecasted base metal production from time to time under forward sales and option contracts. The Board of Directors continually assesses the Company’s strategy towards its base metal exposure, depending on market conditions.
At December 31, 2023, the Company had outstanding derivative positions on its exposure to zinc and diesel. The Company recorded the following derivative gains and losses on commodities for the year ended December 31, 2023 and 2022:

	2023	2022
Zinc gains	$—	$1.7
Diesel gains	—	4.5
Other	0.6	(0.9)
	$0.6	$5.3